UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2012

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
 (Address of principal executive offices)

(516) 683-4100
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 2.02:	Results of Operations and Financial Condition

On July 25, 2012, New York Community Bancorp, Inc. (the "Company") issued a press release reporting its financial results for the three and six months ended June 30, 2012.  A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 7.01:	Regulation FD Disclosure

On July 25, 2012, the Company announced that its Board of Directors declared a $0.25 per share dividend, payable on August 17, 2012 to shareholders of record as of August 7, 2012.  The announcement was included as part of the press release issued by the Company on July 25th and is incorporated into this Item 7.01 by reference to Exhibit 99.1 (but only with respect to the information contained in Exhibit 99.1 regarding the announcement of the dividend declaration, and not with respect to any information furnished under Item 2.02 of this Form 8-K.)

ITEM 9.01:	Financial Statements and Exhibits

(d)	Attached as Exhibit 99.1 is the press release issued by the Company on July 25, 2012, reporting its financial results for the three and six months ended June 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 25, 2012	NEW YORK COMMUNITY BANCORP, INC.

/s/ Ilene A. Angarola
Ilene A. Angarola
Executive Vice President and Director,
Investor Relations and Corporate Communications

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release issued by the Company on July 25, 2012.